UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924
 (Address of principal executive offices)(zip code)

Cynthia Lo Bessette
OFI SteelPath, Inc.
225 Liberty Street
New York, New York 10281-1008
 (Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: August 31, 2016

Item 1. Statements of Investments.

Oppenheimer SteelPath MLP Select 40 Fund
STATEMENT OF INVESTMENTS – 08/31/2016
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 92.8%

Coal — 0.3%
Alliance Holdings GP LP	289,386	$7,252,013

Diversified — 9.9%
Enterprise Products Partners LP	4,613,856	121,805,799
ONEOK Partners LP	1,518,742	58,851,253
Westlake Chemical Partners LP	219,820	5,115,211
Williams Partners LP	3,000,091	114,303,467
Total Diversified		300,075,730

Gathering/Processing — 9.4%
American Midstream Partners LP	46,475	617,653
Archrock Partners LP	1,653,680	24,871,347
Crestwood Equity Partners LP	346,805	7,213,544
CSI Compressco LP	796,269	7,596,406
DCP Midstream Partners LP	2,489,680	81,586,814
EnLink Midstream Partners LP	138,890	2,451,408
Midcoast Energy Partners LP 1	1,339,510	9,242,619
PennTex Midstream Partners LP	400,000	6,520,000
Summit Midstream Partners LP	1,508,309	37,737,891
Western Gas Equity Partners LP	512,788	18,906,494
Western Gas Partners LP	1,752,838	88,202,808
Total Gathering/Processing		284,946,984

Marine — 2.3%
GasLog Partners LP	1,036,378	20,561,739
Golar LNG Partners LP	1,697,358	32,962,692
Teekay LNG Partners LP	1,194,702	15,447,497
Teekay Offshore Partners LP	180,955	998,872
Total Marine		69,970,800

Natural Gas Pipelines — 26.2%
Antero Midstream Partners LP	1,250,000	34,450,000
Cone Midstream Partners LP	1,098,000	20,038,500
CrossAmerica Partners LP	772,716	20,090,616
Energy Transfer Equity LP	6,740,635	120,657,366
Energy Transfer Partners LP	3,847,502	153,669,216
EQT Midstream Partners LP	1,020,139	80,193,127
Rice Midstream Partners LP	2,344,060	53,585,212
Spectra Energy Partners LP	1,093,423	49,892,891
Tallgrass Energy GP LP	1,399,240	32,560,315
Tallgrass Energy Partners LP	2,677,374	123,373,394
TC Pipelines LP	1,941,692	101,958,247
Total Natural Gas Pipelines		790,468,884

Petroleum Transportation — 44.7%
Buckeye Partners LP	1,953,402	137,246,024
Delek Logistics Partners LP	457,743	11,942,515
Enbridge Energy Partners LP	2,781,925	64,707,575
Genesis Energy LP	3,417,601	122,315,940
Global Partners LP	1,082,805	16,415,324
Holly Energy Partners LP 1	4,210,282	136,960,473
Magellan Midstream Partners LP	1,676,339	117,896,922
Martin Midstream Partners LP	861,607	17,077,051
MPLX LP	3,889,498	128,859,069
NGL Energy Partners LP	3,413,676	61,924,083
NuStar Energy LP	813,329	39,039,792
NuStar GP Holdings LLC	1,834,567	44,561,632
PBF Logistics LP	741,285	15,040,673

Plains All American Pipeline LP	2,089,544	$58,632,605
Shell Midstream Partners LP	1,219,476	37,157,434
Sprague Resources LP	99,300	2,416,962
Sunoco Logistics Partners LP	4,645,324	137,501,590
Sunoco LP	2,315,288	68,949,277
Tesoro Logistics LP	1,669,936	80,090,130
TransMontaigne Partners LP 1	1,264,800	52,969,824
Total Petroleum Transportation		1,351,704,895

Total Master Limited Partnership Shares (identified cost $2,400,463,714)		2,804,419,306

Common Stocks — 5.1%

Diversified — 2.2%
ONEOK, Inc.	659,164	30,908,200
Williams Cos., Inc.	1,325,770	37,042,014
Total Diversified		67,950,214

Gathering/Processing — 2.9%
Targa Resources Corp.	1,980,949	86,329,757

Marine — 0.0% [2]
Dorian LPG, Ltd. [3]	242,090	1,290,340

Total Common Stocks (identified cost $185,827,805)		155,570,311

Preferred Stock — 1.3%

Petroleum Transportation — 1.3%
GPM Petroleum LP, 10.00%	2,000,000	39,380,000

Total Preferred Stock (identified cost $40,000,000)		39,380,000

Private Investments in Public Equity — 1.8%

Natural Gas Pipelines — 0.5%
Rice Midstream Partners LP PIPE Units	614,000	14,036,040

Petroleum Transportation — 1.3%
Sunoco LP PIPE Units	1,315,790	39,184,226

Total Private Investments in Public Equity (identified cost $45,512,715)		53,220,266

Short-Term Investment — 1.1%

Money Market — 1.1%
Fidelity Treasury Portfolio, Institutional Class , 0.200% [4]	34,265,471	34,265,471

Total Short-Term Investment (identified cost $34,265,471)		34,265,471

Total Investments — 102.1% (identified cost $2,706,069,705)		3,086,855,354

Liabilities In Excess of Other Assets — (2.1)%		(63,296,990)

Net Assets -— 100.0%		$3,023,558,364

LLC- Limited Liability Company
LP – Limited Partnership

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended August 31, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	November 30, 2015	Additions	Reductions	August 31, 2016
Holly Energy Partners LP	3,402,282	808,000	—	4,210,282
Midcoast Energy Partners LP	1,339,510	—	—	1,339,510
Rice Midstream Partners LP [i]	2,096,589	247,471	—	2,344,060
TransMontaigne Partners LP	670,254	594,546	—	1,264,800

			Realized
	Value	Distributions	Gain/(Loss)
Holly Energy Partners LP	$136,960,473	$6,745,236	$—
Midcoast Energy Partners LP	9,242,619	1,436,624	—
Rice Midstream Partners LP [i]	49,892,891	1,393,942	—
TransMontaigne Partners LP	52,969,824	2,150,083	—

i.	An affiliate as of November 30, 2015, Is not an affiliate as of August, 31 2016.

2.	Rounds to less than 0.05%.
3.	Non-income producing.
4.	Variable rate security; the coupon rate represents the rate at August 31, 2016.

Oppenheimer SteelPath MLP Alpha Fund
STATEMENT OF INVESTMENTS – 08/31/2016
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 87.3%

Diversified — 14.1%
Enterprise Products Partners LP	10,039,833	$265,051,591
Westlake Chemical Partners LP 1	2,848,675	66,288,667
Williams Partners LP	4,526,307	172,452,297
Total Diversified		503,792,555

Gathering/Processing — 1.9%
Western Gas Partners LP	1,335,912	67,223,092

Natural Gas Pipelines — 30.8%
Energy Transfer Equity LP	13,354,312	239,042,185
Energy Transfer Partners LP	6,847,346	273,483,003
EQT Midstream Partners LP	1,407,861	110,671,953
Tallgrass Energy GP LP 1	7,287,250	169,574,308
Tallgrass Energy Partners LP	1,223,892	56,396,943
TC Pipelines LP 1	4,810,969	252,623,982
Total Natural Gas Pipelines		1,101,792,374

Petroleum Transportation — 40.5%
Buckeye Partners LP	2,197,643	154,406,397
Genesis Energy LP	3,620,954	129,593,944
Magellan Midstream Partners LP	3,781,716	265,968,086
MPLX LP	6,688,098	221,576,687
NuStar Energy LP	327,353	15,712,944
NuStar GP Holdings LLC [1]	2,523,305	61,291,078
Plains All American Pipeline LP	4,449,335	124,848,340
Shell Midstream Partners LP	1,905,311	58,054,826
Sunoco Logistics Partners LP	9,461,371	280,056,582
Tesoro Logistics LP	1,984,775	95,189,809
TransMontaigne Partners LP 1	989,349	41,433,936
Total Petroleum Transportation		1,448,132,629

Total Master Limited Partnership Shares (identified cost $2,718,093,184)		3,120,940,650

Common Stocks — 8.0%

Diversified — 3.6%
Williams Cos., Inc.	4,598,598	128,484,828

Gathering/Processing — 4.4%
Targa Resources Corp.	3,584,347	156,205,842

Total Common Stocks (identified cost $360,625,960)		284,690,670

Short-Term Investment — 1.2%

Money Market — 1.2%
Fidelity Treasury Portfolio, Institutional Class , 0.200% [2]	43,592,633	43,592,633

Total Short-Term Investment (identified cost $43,592,633)		43,592,633

Total Investments — 96.5% (identified cost $3,122,311,777)	3,449,223,953

Other Assets In Excess of Liabilities — 3.5%	126,130,950

Net Assets -— 100.0%	$3,575,354,903

LLC -— Limited Liability Company
LP -— Limited Partnership

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended August 31, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	November 30, 2015	Additions	Reductions	August 31, 2016
Nustar GP Holdings LLC	2,707,359	17,334	(201,388)	2,523,305
Seadrill Partners LLC [i]	7,385,604	—	(7,385,604)	—
Tallgrass Energy GP LP	4,176,942	3,762,189	(651,881)	7,287,250
TC Pipelines LP	4,458,844	565,057	(212,932)	4,810,969
TransMontaigne Partners LP	1,282,597	—	(293,248)	989,349
Westlake Chemical Partners LP	—	2,848,675	—	2,848,675

			Realized
	Value	Distributions	Gain/(Loss)
Nustar GP Holdings LLC	$61,291,078	$4,240,664	$(1,353,044)
Seadrill Partners LLC [i]	—	594,342	(175,545,121)
Tallgrass Energy GP LP	169,574,308	4,452,960	6,713,535
TC Pipelines LP	252,623,982	12,234,792	348,181
TransMontaigne Partners LP	41,433,936	2,274,398	6,422
Westlake Chemical Partners LP	66,288,667	2,661,737	—

[i]	An affiliate as of November 30, 2015, Is not an affiliate as of August 31, 2016.

2.	Variable rate security; the coupon rate represents the rate at August 31, 2016.

Oppenheimer SteelPath MLP Income Fund
STATEMENT OF INVESTMENTS – 08/31/2016
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 85.9%

Diversified — 9.4%
ONEOK Partners LP	3,466,246	$134,317,033
Williams Partners LP	5,469,465	208,386,616
Total Diversified		342,703,649

Gathering/Processing — 21.2%
American Midstream Partners LP 1	4,388,930	58,328,880
Archrock Partners LP 1	5,234,394	78,725,286
Crestwood Equity Partners LP 1	4,000,789	83,216,411
CSI Compressco LP 1	1,958,585	18,684,901
DCP Midstream Partners LP	4,222,146	138,359,724
EnLink Midstream Partners LP	11,058,054	195,174,653
Midcoast Energy Partners LP 1	3,100,729	21,395,030
Southcross Energy Partners LP	1,713,278	2,878,307
Summit Midstream Partners LP 1	3,997,530	100,018,201
USA Compression Partners LP 1	4,186,112	69,112,709
Western Gas Partners LP	100,000	5,032,000
Total Gathering/Processing		770,926,102

Marine — 3.5%
GasLog Partners LP	499,041	9,900,974
Golar LNG Partners LP	2,070,841	40,215,732
Hoegh LNG Partners LP	488,242	9,105,713
KNOT Offshore Partners LP 1	1,053,652	19,619,000
Teekay LNG Partners LP	3,546,835	45,860,577
Teekay Offshore Partners LP	772,279	4,262,980
Total Marine		128,964,976

Natural Gas Pipelines — 12.5%
CrossAmerica Partners LP	1,563,933	40,662,258
Energy Transfer Partners LP	7,143,236	285,300,834
TC Pipelines LP	2,458,694	129,106,022
Total Natural Gas Pipelines		455,069,114

Petroleum Transportation — 34.3%
Arc Logistics Partners LP 1	1,846,477	27,198,606
Blueknight Energy Partners LP	1,430,084	8,222,983
Buckeye Partners LP	2,419,208	169,973,554
Enbridge Energy Partners LP	9,408,828	218,849,339
Genesis Energy LP	400,000	14,316,000
Global Partners LP 1	2,194,606	33,270,227
Holly Energy Partners LP	1,910,694	62,154,876
Martin Midstream Partners LP 1	3,964,329	78,573,001
NGL Energy Partners LP 1	8,378,872	151,992,738
NuStar Energy LP 1	4,940,776	237,157,248
NuStar GP Holdings LLC	100,000	2,429,000
Plains All American Pipeline LP	1,809,563	50,776,338
Sprague Resources LP 1	1,530,958	37,263,518
Sunoco LP 1	4,918,972	146,486,986
USD Partners LP	700,975	8,685,080
Total Petroleum Transportation		1,247,349,494

Propane — 5.0%
Amerigas Partners LP	775,336	35,533,649
Ferrellgas Partners LP	3,226,970	65,120,255

Description	Shares	Value
Suburban Propane Partners LP	2,454,592	$81,369,725
Total Propane		182,023,629

Total Master Limited Partnership Shares (identified cost $3,164,236,493)		3,127,036,964

Common Stocks — 5.9%

Gathering/Processing — 4.6%
Targa Resources Corp.	3,864,310	168,406,630

Petroleum Transportation — 1.3%
Enbridge Energy Management LLC [2]	2,115,834	48,156,381

Total Common Stocks (identified cost $118,716,520)		216,563,011

Preferred Stocks — 1.6%

Gathering/Processing — 0.4%
CSI Compressco LP - Series A, 11.00% [3]	1,312,336	15,249,344

Marine — 0.4%
Teekay Offshore Partners, 7.25%	716,185	14,323,700

Petroleum Transportation — 0.8%
GPM Petroleum LP, 10.00%	1,500,000	29,535,000

Total Preferred Stocks (identified cost $62,904,625)		59,108,044

Private Investment in Public Equity — 1.1%

Petroleum Transportation — 1.1%
Sunoco LP PIPE Units	1,315,789	39,184,197

Total Private Investment in Public Equity (identified cost $37,499,987)		39,184,197

Short-Term Investment — 0.6%

Money Market — 0.6%
Fidelity Treasury Portfolio, Institutional Class , 0.200% [4]	23,461,308	23,461,308

Total Short-Term Investment (identified cost $23,461,308)		23,461,308

Total Investments — 95.1% (identified cost $3,406,818,933)		3,465,353,524

Other Assets In Excess of Liabilities — 4.9%		176,782,674

Net Assets -— 100.0%		$3,642,136,198

LLC -— Limited Liability Company
LP -— Limited Partnership

[1]	Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended August 31, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares August 31, 2016
American Midstream Partners LP	2,958,930	1,430,000	-	4,388,930
Archrock Partners LP	5,163,704	70,690	-	5,234,394
Arc Logistic Partners LP	1,846,477	-	-	1,846,477
Crestwood Equity Partners LP	3,358,453	2,880,356	(2,238,020)	4,000,789
CrossAmerica Partners LP [i]	1,545,416	1,563,933	(1,545,416)	1,563,933
CSI Compressco LP	1,708,611	249,974	-	1,958,585
Global Partners LP	1,955,665	376,291	(137,350)	2,194,606
KNOT Offshore Partners LP	1,053,652	-	-	1,053,652
Martin Midstream Partners LP	3,523,563	440,766	-	3,964,329
Midcoast Energy Partners LP	3,100,729	-	-	3,100,729
NGL Energy Partners LP	3,177,844	5,201,028	-	8,378,872
Nustar Energy LP	5,365,811	-	(425,035)	4,940,776
Southcross Energy Partners LP [i]	1,713,278	-	-	1,713,278
Sprague Resources LP	1,530,958	-	-	1,530,958
Summit Midstream Partners LP	2,004,405	1,993,125	-	3,997,530
Sunoco LP	616,123	4,302,849	-	4,918,972
Teekay LNG Partners LP [i]	5,912,154	-	(2,365,319)	3,546,835
USA Compression Partners LP	3,429,769	756,343	-	4,186,112
USD Partners LP [i]	700,975	-	-	700,975

	Value	Distributions	Realized Gain/(Loss)
American Midstream Partners LP	$58,328,880	$4,181,587	$—
Archrock Partners LP	78,725,286	5,920,747	—
Arc Logistic Partners LP	27,198,606	2,437,350	—
Crestwood Equity Partners LP	83,216,411	8,821,861	(135,534,998)
CrossAmerica Partners LP [i]	40,662,258	1,310,283	5,162,451
CSI Compressco LP	18,684,901	2,067,117	—
Global Partners LP	33,270,227	2,567,447	(2,810,613)
KNOT Offshore Partners LP	19,619,000	1,643,697	—
Martin Midstream Partners LP	78,573,001	8,743,682	—
Midcoast Energy Partners LP	21,395,030	3,325,532	—
NGL Energy Partners LP	151,992,738	8,023,380	—
Nustar Energy LP	237,157,248	16,230,449	(9,293,677)
Southcross Energy Partners LP [i]	2,878,307	-	—
Sprague Resources LP	37,263,518	2,445,705	—
Summit Midstream Partners LP	100,018,201	5,226,281	—
Sunoco LP	146,486,986	4,337,722	—
Teekay LNG Partners LP [i]	45,860,577	1,796,574	(63,590,256)
USA Compression Partners LP	69,112,709	5,585,636	—
USD Partners LP [i]	8,685,080	646,649	—

i.	An affiliate as of November 30, 2015. Is not an affiliate as of August 31, 2016.

2.	Non-income producing.
3.	Pays in kind quarterly
4.	Variable rate security; the coupon rate represents the rate at August 31, 2016

Oppenheimer SteelPath MLP Alpha Plus Fund
STATEMENT OF INVESTMENTS –08/31/2016
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 108.9%

Diversified — 17.6%
Enterprise Products Partners LP 1	907,887	$23,968,217
Westlake Chemical Partners LP 1	257,379	5,989,209
Williams Partners LP 1	408,736	15,572,842
Total Diversified		45,530,268

Gathering/Processing — 2.4%
Western Gas Partners LP 1	119,867	6,031,707

Natural Gas Pipelines — 38.4%
Energy Transfer Equity LP 1	1,198,334	21,450,178
Energy Transfer Partners LP 1	617,254	24,653,125
EQT Midstream Partners LP 1	127,188	9,998,249
Tallgrass Energy GP LP 1	655,008	15,242,036
Tallgrass Energy Partners LP 1	110,234	5,079,583
TC Pipelines LP 1	432,737	22,723,020
Total Natural Gas Pipelines		99,146,191

Petroleum Transportation — 50.5%
Buckeye Partners LP 1	198,022	13,913,026
Genesis Energy LP 1	327,585	11,724,267
Magellan Midstream Partners LP 1	341,747	24,035,067
MPLX LP 1	603,747	20,002,138
NuStar Energy LP 1	29,513	1,416,624
NuStar GP Holdings LLC [1]	225,962	5,488,617
Plains All American Pipeline LP 1	400,003	11,224,084
Shell Midstream Partners LP 1	167,704	5,109,941
Sunoco Logistics Partners LP 1	853,767	25,271,503
Tesoro Logistics LP 1	179,015	8,585,559
TransMontaigne Partners LP 1	89,210	3,736,115
Total Petroleum Transportation		130,506,941

Total Master Limited Partnership Shares (identified cost $267,809,636)		281,215,107

Common Stocks — 9.9%

Diversified — 4.5%
Williams Cos., Inc. [1]	414,855	11,591,049

Gathering/Processing — 5.4%
Targa Resources Corp. [1]	322,037	14,034,372

Total Common Stocks (identified cost $31,631,002)		25,625,421

Total Investments — 118.8% (identified cost $299,440,638)		306,840,528

Liabilities In Excess of Other Assets — (18.8)%		(48,451,350)

Net Assets -— 100.0%		$258,389,178

LLC -— Limited Liability Company
LP -— Limited Partnership

1.
As of August 31, 2016, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $139,283,338 as of August 31, 2016. The loan agreement requires continuous collateral whether the loan has a balance or not.

Oppenheimer SteelPath MLP Funds Trust
STATEMENTS OF INVESTMENTS August 31, 2016 (Unaudited)

Notes to Statements of Investments

Reporting Period End Date. The last day of the Fund's reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, each Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange. The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Oppenheimer SteelPath MLP Select 40 Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$2,804,419,306	$-	$-	$2,804,419,306
Common Stocks	155,570,311	-	-	155,570,311
Preferred Stock	-	39,380,000	-	39,380,000
Private Investments in Public Entity	-	53,220,266	-	53,220,266
Short-Term Investment	34,265,471	-	-	34,265,471
Total	$2,994,255,088	$92,600,266	$-	$3,086,855,354

Oppenheimer SteelPath MLP Alpha Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$3,120,940,650	$-	$-	$3,120,940,650
Common Stocks	284,690,670	-	-	284,690,670
Short-Term Investment	43,592,633	-	-	43,592,633
Total	$3,449,223,953	$-	$-	$3,449,223,953

Oppenheimer SteelPath MLP Income Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$3,127,036,964	$-	$-	$3,127,036,964
Common Stocks	216,563,011	-	-	216,563,011
Preferred Stocks	14,323,700	44,784,344	-	59,108,044
Private Investment in Public Entity	-	39,184,197	-	39,184,197
Short-Term Investment	23,461,308	-	-	23,461,308
Total	$3,381,384,983	$83,968,541	$-	$3,465,353,524

Oppenheimer SteelPath MLP Alpha Plus Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$281,215,107	$-	$-	$281,215,107
Common Stocks	25,625,421	-	-	25,625,421
Total	$306,840,528	$-	$-	$306,840,528

The Funds did not hold any Level 3 securities during the period ended August 31, 2016.

*	For a detailed break-out of securities by major industry classification, please refer to the Statements of Investments.

There have been no significant changes to the fair valuation methodologies of the Funds during the period.

There have been no transfers between pricing levels for any of the Funds.

Return of Capital Estimates - Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and returns of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended August 31, 2016, the Funds estimated that 100% of the MLP distributions received would be treated as return of capital.

Federal Tax Information – At August 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Oppenheimer	Oppenheimer
	SteelPath MLP	SteelPath MLP
	Select 40 Fund	Alpha Fund
Federal tax cost of securities	$2,257,765,691	$2,605,627,633
Gross unrealized appreciation	$1,058,734,460	$1,112,610,289
Gross unrealized depreciation	(229,644,797)	(269,013,969)
Net Unrealized Appreciation/(Depreciation) on Investments	$829,089,663	$843,596,320

	Oppenheimer	Oppenheimer
	SteelPath MLP	SteelPath MLP
	Income Fund	Alpha Plus Fund
Federal tax cost of securities	$2,841,234,066	$260,487,573
Gross unrealized appreciation	$898,679,983	$68,812,924
Gross unrealized depreciation	(274,560,525)	(22,459,969)
Net Unrealized Appreciation/(Depreciation) on Investments	$624,119,458	$46,352,955

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Item 2. Controls and Procedures.

a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3 (c)) as of 8/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s third fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	10/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	10/17/2016

/s/ Brian Petersen
By: Brian Petersen
Principal Financial Officer
Date	10/17/2016